EXHIBIT 23.1

                         [Letterhead of Amisano Hanson]



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 6, 2003 relating to the financial statements of Security Biometrics, Inc., which appears in Security Biometrics Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 2003.


                                         /s/ Amisano  Hanson
                                         Certified  Public  Accountant
Vancouver,  Canada
July  6,  2004